Exhibit 99.1

FOR IMMEDIATE RELEASE

Brighthouse Financial Completes Spin-Off from MetLife, Inc. and Celebrates First Day of Trading

Brighthouse Financial Leadership Will Ring Opening Bell at Nasdaq MarketSite and Will Ring

Closing Bell at Brighthouse Financial Headquarters in Charlotte, NC

Aug. 7, 2017 – Charlotte, NC – Brighthouse Financial, Inc. (Brighthouse Financial) (NASDAQ: BHF) today announced that the separation from MetLife, Inc. (NYSE: MET) was completed on Friday, Aug. 4, 2017, and Brighthouse Financial is now an independent, publicly traded company on the Nasdaq Stock Market under the symbol “BHF.”

Brighthouse Financial is a major U.S. provider of annuity and life insurance solutions with $219 billion of total assets and over 2.7 million annuity contracts and life insurance policies in-force. Through its relationships with more than 400 distribution partners, Brighthouse Financial aims to help people achieve financial security by offering annuity and life insurance solutions that can play an essential role in a financial plan.

To mark the completion of the separation and the first day of trading, Brighthouse Financial President and CEO Eric Steigerwalt; the Brighthouse Financial leadership team; the Brighthouse Financial Board of Directors; and MetLife Chairman, President and CEO Steve Kandarian will ring the Opening Bell at the Nasdaq MarketSite in Times Square in New York City on Aug. 7, 2017, at 9:30 a.m. EDT. Steigerwalt and Brighthouse Financial associates also plan to ring the Nasdaq Closing Bell on Aug. 7, 2017, at 4 p.m. EDT from the Brighthouse Financial headquarters in Charlotte, NC. The broadcasts of the Opening and Closing Bell ceremonies can be viewed live at https://livestream.com/nasdaq/live.

“We are thrilled that Brighthouse Financial has reached this milestone, and thank all of our associates at Brighthouse Financial for their hard work and dedication as we move forward,” Eric Steigerwalt said. “As a financially strong, independent company, we believe Brighthouse Financial is well positioned to deliver simpler, more transparent annuity and life insurance solutions that are valuable to our distribution partners, the clients they serve, and our shareholders.”

FORWARD-LOOKING STATEMENTS

This press release may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial, its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in the Preliminary Information Statement of Brighthouse Financial, Inc., subject to completion, dated June 30, 2017 included as Exhibit 99.1 to Amendment No. 5 to our Registration Statement on Form 10, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 30, 2017 and in our subsequent reports on Form 10-K and Form 10-Q, including in the sections thereof captioned “Forward-Looking Statements” and “Risk Factors”, and in our subsequent reports on Form 8-K. Brighthouse Financial does not undertake any obligation to publicly correct or update any forward-looking statement if Brighthouse Financial later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures Brighthouse Financial makes on related subjects in reports to the SEC.

About Brighthouse Financial

Brighthouse Financial (NASDAQ: BHF) is a major provider of annuities and life insurance in the U.S. with over 2.7 million annuity contracts and insurance policies in-force. Established by MetLife, our mission is to help people achieve financial security by offering essential annuity and life insurance solutions designed to protect what they have earned and help ensure it lasts. Learn more at www.brighthousefinancial.com.

CONTACT

MEDIA

Meghan Lantier

(980) 949-4142

mlantier@brighthousefinancial.com

Tim Miller

(704) 497-6892

tim.w.miller@brighthousefinancial.com

Kate Dillon

(212) 279-3115 x115

kdillon@prosek.com

INVESTORS

David Rosenbaum

(980) 949-3326

david.rosenbaum@brighthousefinancial.com

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